UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 6, 2024

DOLBY LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32431	90-0199783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1275 Market Street

San Francisco, CA 94103-1410

(Address of principal executive offices) (Zip Code)

(415) 558-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	DLB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

5.07(a) and (b)

At the Dolby Laboratories, Inc. (the “Company”) 2024 Annual Meeting of Stockholders (the “Annual Meeting”), held on February 6, 2024 via live webcast, the Company’s stockholders:

1.	Elected eight directors to serve until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	Approved, in an advisory vote, the compensation of the Company’s named executive officers;

3.	Approved an amendment to the advance notice procedures and other conforming changes to the Company’s Amended and Restated Bylaws (the “Bylaws”);

4.	Approved an amendment to the Bylaws to add a forum selection provision; and

5.	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 27, 2024.

Each share of the Company’s Class A common stock is entitled to one vote, and each share of the Company’s Class B common stock is entitled to ten votes, on all matters submitted to a vote of stockholders at the Annual Meeting. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of stockholders, except as may otherwise be required by law. At the Annual Meeting, the holders of Class A common stock and Class B common stock voted as follows:

Proposal 1 - Election of directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Kevin Yeaman	410,877,914	1,097,185	3,811,404
Peter Gotcher	388,282,890	23,692,209	3,811,404
David Dolby	394,701,829	17,273,270	3,811,404
Tony Prophet	394,220,509	17,754,590	3,811,404
Emily Rollins	411,451,087	524,012	3,811,404
Simon Segars	395,391,046	16,584,053	3,811,404
Anjali Sud	410,107,327	1,867,772	3,811,404
Avadis Tevanian, Jr.	393,293,685	18,681,414	3,811,404

All director nominees were duly elected.

Proposal 2 - Approval of an advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
407,009,320	4,918,051	47,728	3,811,404

Proposal 2 was approved.

Proposal 3 - Approval of an amendment to the advance notice procedures and other conforming changes in the Bylaws:

Votes For	Votes Against	Abstentions	Broker Non-Votes
411,771,892	147,401	55,806	3,811,404

Proposal 3 was approved.

Proposal 4 - Approval of an amendment to the Bylaws to add a forum selection provision:

Votes For	Votes Against	Abstentions	Broker Non-Votes
404,878,231	7,022,017	74,851	3,811,404

Proposal 4 was approved.

Proposal 5 - Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 27, 2024:

Votes For	Votes Against	Abstentions
414,100,897	1,642,804	42,802

Proposal 5 was approved.

The Company has filed as Exhibit 3.1 to this Form 8-K its Bylaws as amended on February 6, 2024, reflecting the Bylaw amendments approved by the Company’s shareholders at the Annual Meeting.

Section 8 – Other Events

Item 8.01.	Other Events.

Effective directly following the Annual Meeting, the Board approved certain changes to the membership of the committees of the Board. The current membership of each of the committees of the Board is as follows:

•	Audit Committee: Emily Rollins (Chair), Tony Prophet, and Simon Segars

•	Compensation Committee: Avadis Tevanian, Jr. (Chair), Tony Prophet and Anjali Sud

•	Nominating and Governance Committee: Peter Gotcher (Chair), Simon Segars and Avadis Tevanian, Jr.

•	Stock Plan Committee: Avadis Tevanian, Jr. and Kevin Yeaman

•	Technology Strategy Committee: Simon Segars (Chair), David Dolby and Avadis Tevanian, Jr.

The Board has determined that each of the members of the Company’s Audit Committee, Compensation Committee, and Nominating and Governance Committee is independent within the meaning of the applicable rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Dolby Laboratories, Inc. Amended and Restated Bylaws (as amended on February 6, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLBY LABORATORIES, INC.

By:	/s/ ANDY SHERMAN
Andy Sherman
Executive Vice President, General Counsel and Corporate Secretary

Date: February 9, 2024